Protective Life Corporation Post Office Box 2606 Birmingham, AL 35202 Phone 205-268-1000	Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended June 30, 2006. This document is dated August 1, 2006. Protective does not undertake a duty to update such information after such date.

All income per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses (net of the related amortization of deferred acquisition costs (“DAC”) and participating income from real estate ventures) and the cumulative effect of change in accounting principle. Consolidated and segment operating income excludes net realized investment gains (losses) (net of the related amortization of DAC and participating income from real estate ventures) and the cumulative effect of change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses) but are considered part of operating income because the derivatives are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

From time to time, the Company provides additional financial information, which is available on the Company’s web site at www.protective.com in the Analyst/Investor section under the financial report library titled Company Overview.

PROTECTIVE LIFE CORPORATION							Draft
Quarterly Financial Highlights							7/28/2006
(Dollars in Thousands)							Page 1
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2005	2005	2005	2006	2006	2005	2006
Pretax Operating Income *

Life Marketing	$38,332	$38,014	$48,174	$40,781	$51,225	$77,473	$92,006
Acquisitions	21,473	19,510	18,593	19,906	18,958	42,508	38,864
Annuities	8,145	4,927	14,797	4,741	6,150	12,209	10,891
Stable Value Contracts	13,484	13,743	13,172	12,344	11,800	27,883	24,144
Asset Protection	6,292	6,102	6,335	8,738	8,904	12,464	17,642
Corporate & Other	9,380	16,236	9,968	11,663	6,848	21,025	18,511
Total Pretax Operating Income	$97,106	$98,532	$111,039	$98,173	$103,885	$193,562	$202,058

Balance Sheet Data

Total GAAP Assets	$28,551,847	$28,592,528	$28,966,993	$28,952,024	$29,072,914
Share Owners' Equity	$2,299,265	$2,200,866	$2,183,660	$2,104,270	$2,043,711
Share Owners' Equity (excluding accumulated other comprehensive income) **	$1,959,487	$2,016,355	$2,078,440	$2,139,512	$2,193,035

Stock Data

Closing Price	$42.22	$41.18	$43.77	$49.74	$46.62	$39.30	$46.62
Average Shares Outstanding
Basic	70,517,476	70,582,016	70,672,518	70,752,202	70,805,802	70,498,881	70,779,151
Diluted	71,279,363	71,350,044	71,496,555	71,559,255	71,381,677	71,279,432	71,469,976

* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.
See Page 4 for a reconciliation of "Share-owners' equity excluding accumulated other comprehensive income" to "Share-owners' equity".

PROTECTIVE LIFE CORPORATION							Draft
GAAP Consolidated Statements Of Income							7/28/2006
(Dollars in thousands)							Page 2
(Unaudited)
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2005	2005	2005	2006	2006	2005	2006
REVENUES
Gross Premiums and Policy Fees	$484,643	$486,660	$515,963	$507,694	$516,182	$953,157	$1,023,876
Reinsurance Ceded	(312,511)	(282,919)	(349,275)	(280,670)	(317,740)	(594,663)	(598,410)
Net Premiums and Policy Fees	172,132	203,741	166,688	227,024	198,442	358,494	425,466
Net investment income	282,374	306,885	303,290	299,065	300,734	570,327	599,799
RIGL - Derivatives	(26,021)	7,662	(6,154)	13,337	(4,799)	(32,389)	8,538
RIGL - All Other Investments	12,480	3,612	5,423	5,153	14,663	40,358	19,816
Other income	45,505	47,377	44,101	48,536	53,599	89,789	102,135
Total Revenues	486,470	569,277	513,348	593,115	562,639	1,026,579	1,155,754

BENEFITS & EXPENSES
Benefits and settlement expenses	291,636	333,365	327,932	349,608	335,937	592,070	685,545
Amortization of deferred policy acquisition costs	51,867	57,950	14,435	50,031	34,153	126,118	84,184
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	55,911	55,513	51,805	67,188	74,807	116,367	141,995
Interest on indebtedness	13,614	15,582	14,342	15,631	15,056	26,712	30,687
Total Benefits and Expenses	413,028	462,410	408,514	482,458	459,953	861,267	942,411

INCOME BEFORE INCOME TAX	73,442	106,867	104,834	110,657	102,686	165,312	213,343
Income tax expense	25,411	36,976	36,272	38,520	35,745	57,198	74,265
Change in Acct Principle	0	0	0	0	0	0	0
NET INCOME	$48,031	$69,891	$68,562	$72,137	$66,941	$108,114	$139,078

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.90	$0.90	$1.02	$0.90	$0.95
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.27)	0.05	(0.07)	0.11	(0.05)
RIGL - All Other Investments, net of participating income	0.05	0.03	0.01	0.00	0.04
Change in Accounting Principle	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$0.68	$0.98	$0.96	$1.01	$0.94
Average shares outstanding-diluted	71,279,363	71,350,044	71,496,555	71,559,255	71,381,677
Dividends paid	$0.195	$0.195	$0.195	$0.195	$0.215

PER SHARE DATA FOR YTD
Operating income-diluted *	$1.78	$2.68	$3.70	$0.90	$1.85	$1.78	$1.85
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.36)	(0.31)	(0.38)	0.11	0.06	(0.36)	0.06
RIGL - All Other Investments, net of participating income	0.10	0.13	0.14	0.00	0.04	0.15	0.04
Change in Accounting Principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$1.52	$2.50	$3.46	$1.01	$1.95	$1.52	$1.95
Average shares outstanding-diluted	71,276,577	71,301,335	71,350,541	71,559,255	71,469,976	71,276,577	71,469,976
Dividends paid	$0.370	$0.565	$0.760	$0.195	$0.410	$0.370	$0.410

PROTECTIVE LIFE CORPORATION					Draft
GAAP Consolidated Balance Sheets					7/28/2006
(Dollars in thousands)					Page 3
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
	2005	2005	2005	2006	2006
ASSETS
Fixed maturities	$15,686,373	$15,824,420	$15,472,386	$14,965,927	$14,901,325
Equity securities	115,758	115,570	121,012	123,536	121,215
Mortgage loans	3,124,877	3,101,823	3,287,745	3,411,337	3,537,842
Investment real estate	91,981	92,340	72,932	63,858	57,059
Policy loans	466,701	463,514	458,825	456,147	454,225
Other long-term investments	307,031	286,497	279,676	269,345	290,427
Long-term investments	19,792,721	19,884,164	19,692,576	19,290,150	19,362,093
Short-term investments	626,795	606,165	776,139	833,567	734,021
Total investments	20,419,516	20,490,329	20,468,715	20,123,717	20,096,114
Cash	98,316	63,565	83,670	37,118	35,718
Accrued investment income	192,454	201,037	189,038	198,708	204,572
Accounts and premiums receivable	348,688	58,883	82,080	59,236	114,514
Reinsurance receivable	2,883,648	2,862,674	3,020,685	3,146,444	3,212,207
Deferred policy acquisition costs	1,866,815	2,032,784	2,171,988	2,332,639	2,475,843
Goodwill	49,423	49,423	49,423	49,423	49,423
Property and equipment, net	46,878	47,304	47,010	45,941	44,897
Other assets	134,441	140,375	140,124	144,855	151,499
Income Tax Receivable	0	52,923	85,807	96,443	21,581
Assets Related to Separate Accounts
Variable Annuity	2,286,141	2,352,287	2,377,124	2,447,968	2,391,285
Variable Universal Life	225,527	240,944	251,329	269,532	275,261
Other	0	0	0	0	0

TOTAL ASSETS	$28,551,847	$28,592,528	$28,966,993	$28,952,024	$29,072,914

PROTECTIVE LIFE CORPORATION					Draft
GAAP Consolidated Balance Sheets					7/28/2006
(Dollars in thousands)					Page 4
(Unaudited)

LIABILITIES AND SHARE-OWNERS' EQUITY
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
LIABILITIES	2005	2005	2005	2006	2006
Policy liabilities and accruals
Future policy benefits and claims	$10,499,494	$10,797,527	$11,155,074	$11,447,516	$11,681,465
Unearned premiums	679,916	671,971	740,071	767,074	814,739
Stable value product deposits	5,846,120	5,900,740	6,057,721	5,873,092	5,764,856
Annuity deposits	3,447,394	3,430,038	3,388,005	3,330,897	3,328,479
Other policyholders' funds	149,247	149,838	147,921	147,470	144,951
Securities sold under repurchase agreements	31,550	142,850	0	0	0
Other liabilities	1,482,085	1,043,260	954,716	881,146	923,900
Accrued income taxes	21,701	0	0	0	0
Deferred income taxes	311,146	287,976	317,317	280,219	240,774
Non-recourse funding obligations	0	100,000	125,000	150,000	200,000
Debt	469,317	471,808	482,532	473,032	489,532
Liabilities related to variable interest entities	465,078	464,747	448,093	442,383	435,980
Subordinated debt securities	324,743	324,743	324,743	324,743	324,743
Minority interest - subsidiaries	13,123	12,933	13,687	12,682	13,238
Liabilities related to separate accounts
Variable annuity	2,286,141	2,352,287	2,377,124	2,447,968	2,391,285
Variable universal life	225,527	240,944	251,329	269,532	275,261
Other	0	0	0	0	0
TOTAL LIABILITIES	26,252,582	26,391,662	26,783,333	26,847,754	27,029,203

SHARE-OWNERS' EQUITY
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in capital	433,040	433,363	440,475	441,964	443,462
Treasury stock	(13,011)	(12,768)	(12,765)	(12,079)	(11,968)
Unallocated ESOP shares	(1,610)	(1,610)	(1,610)	(1,231)	(1,231)
Retained earnings	1,504,442	1,560,744	1,615,714	1,674,232	1,726,146
Accumulated other comprehensive income	339,778	184,511	105,220	(35,242)	(149,324)

Total Share-owners' Equity	2,299,265	2,200,866	2,183,660	2,104,270	2,043,711

TOTAL LIABILITIES AND EQUITY	$28,551,847	$28,592,528	$28,966,993	$28,952,024	$29,072,914

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity	$33.02	$31.58	$31.33	$30.11	$29.23
Accumulated other comprehensive income	4.88	2.65	1.51	(0.50)	(2.14)
Excluding accumulated other comprehensive income *	$28.14	$28.93	$29.82	$30.61	$31.37

Total Share-owners' Equity	$2,299,265	$2,200,866	$2,183,660	$2,104,270	$2,043,711
Accumulated other comprehensive income	339,778	184,511	105,220	(35,242)	(149,324)
Share-owners' Equity (excluding accumulated other comprehensive income) *	$1,959,487	$2,016,355	$2,078,440	$2,139,512	$2,193,035

Common shares outstanding	69,627,244	69,692,925	69,694,049	69,885,344	69,916,577
Treasury Stock shares	3,624,716	3,559,035	3,557,911	3,366,616	3,335,383

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION							Draft
Calculation of Operating Earnings Per Share							7/28/2006
(Dollars in thousands)							Page 5
(Unaudited)
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2005	2005	2005	2006	2006	2005	2006

CALCULATION OF NET INCOME PER SHARE

Net income	$48,031	$69,891	$68,562	$72,137	$66,941	$108,114	$139,078

Average shares outstanding-basic	70,517,476	70,582,016	70,672,518	70,752,202	70,805,802	70,498,881	70,779,151
Average shares outstanding-diluted	71,279,363	71,350,044	71,496,555	71,559,255	71,381,677	71,279,432	71,469,976

Net income per share-basic	$0.68	$0.99	$0.97	$1.02	$0.94	$1.53	$1.96
Net income per share-diluted	$0.68	$0.98	$0.96	$1.01	$0.94	$1.52	$1.95

Income from continuing operations	$48,031	$69,891	$68,562	$72,137	$66,941	$108,114	$139,078
EPS (basic)	$0.68	$0.99	$0.97	$1.02	$0.94	$1.53	$1.96
EPS (diluted)	$0.68	$0.98	$0.96	$1.01	$0.94	$1.52	$1.95

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(26,021)	$7,662	$(6,154)	$13,337	$(4,799)	$(32,389)	$8,538
Derivative Gains related to Corporate Debt and Investments	(2,960)	(2,777)	(1,972)	(1,331)	(674)	(6,644)	(2,005)
Derivative Gains related to Annuities	0	0	351	651	(672)	0	(21)
RIGL - All Other Investments, net of participating income	6,597	3,612	2,622	(173)	6,495	40,358	6,322
Related amortization of DAC	(1,280)	(162)	(1,052)	0	(1,549)	(23,692)	(1,549)
	(23,664)	8,335	(6,205)	12,484	(1,199)	(28,250)	11,285
Tax effect	8,283	(2,918)	2,172	(4,369)	419	9,888	(3,950)
	$(15,381)	$5,417	$(4,033)	$8,115	$(780)	$(18,362)	$7,335

RIGL - Derivatives per share-diluted	$(0.27)	$0.05	$(0.07)	$0.11	$(0.05)	$(0.36)	$0.06
RIGL - All Other Investments per share-diluted	$0.05	$0.05	$0.03	$-	$0.04	$0.15	$0.04

OPERATING INCOME PER SHARE *

Net income per share-diluted	$0.68	$0.98	$0.96	$1.01	$0.94	$1.52	$1.95
RIGL - Derivatives per share-diluted	(0.27)	0.05	(0.07)	0.11	(0.05)	(0.36)	0.06
RIGL - All Other Investments, net of participating income per share-diluted	0.05	0.03	0.01	0.00	0.04	0.15	0.04
Change in accounting principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Operating income per share-diluted	$0.90	$0.90	$1.02	$0.90	$0.95	$1.78	$1.85

NET OPERATING INCOME *

Net income	$48,031	$69,891	$68,562	$72,137	$66,941	$108,114	$139,078
RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(18,837)	3,175	(5,054)	8,227	(3,994)	(25,371)	4,233
RIGL - All Other Investments net of tax, amortization, and participating income	3,456	2,242	1,021	(113)	3,216	7,009	3,103
Change in accounting principle	0	0	0	0	0	0	0
Net operating income	$63,412	$64,474	$72,595	$64,023	$67,719	$126,476	$131,742

PRETAX OPERATING INCOME **

Income before income tax	$73,442	$106,867	$104,834	$110,657	$102,686	$165,312	$213,343
RIGL - Derivatives	(26,021)	7,662	(6,154)	13,337	(4,799)	(32,389)	8,538
Derivative gains related to corporate debt, investments & annuities	(2,960)	(2,777)	(1,621)	(680)	(1,346)	(6,644)	(2,026)
RIGL - All Other Investments, net of participating income	6,597	3,612	2,622	(173)	6,495	40,358	6,322
Related amortization of DAC	(1,280)	(162)	(1,052)	0	(1,549)	(23,692)	(1,549)
Pretax operating income	$97,106	$98,532	$111,039	$98,173	$103,885	$193,562	$202,058

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION					Draft
Invested Asset Summary					7/28/2006
(Dollars in millions)					Page 6
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
	2005	2005	2005	2006	2006
Total Portfolio

Fixed Income	$15,686.4	$15,824.4	$15,472.4	$14,965.9	$14,901.3
Mortgage Loans	3,124.9	3,101.8	3,287.7	3,411.3	3,537.8
Real Estate	92.0	92.3	72.9	63.9	57.1
Equities	115.7	115.6	121.0	123.5	121.2
Policy Loans	466.7	463.5	458.8	456.1	454.2
Short Term Investments	626.8	606.2	776.1	833.6	734.0
Other Long Term Investments	186.0	286.5	279.7	269.3	290.4
Total Invested Assets	$20,298.4	$20,490.3	$20,468.7	$20,123.7	$20,096.1

Fixed Income

Corporate Bonds	$7,597.3	$7,489.8	$6,821.4	$7,054.1	$6,571.3
Mortgage Backed Securities	6,094.3	6,348.2	6,050.8	6,050.9	5,900.0
US Govt Bonds	88.5	88.3	843.0	199.7	908.4
Public Utilities	1,852.7	1,844.4	1,704.3	1,615.9	1,477.2
States, Municipals and Political Subdivisions	52.2	50.9	50.2	45.0	44.1
Preferred Securities	1.2	2.6	2.5	0.1	0.1
Convertibles and Bonds with Warrants	0.2	0.2	0.2	0.2	0.2
Total Fixed Income Portfolio	$15,686.4	$15,824.4	$15,472.4	$14,965.9	$14,901.3

Fixed Income - Quality

AAA	40.0%	40.9%	44.7%	41.9%	46.0%
AA	3.7%	4.4%	3.6%	3.6%	3.4%
A	17.8%	17.0%	15.0%	16.7%	16.2%
BBB	31.1%	30.5%	29.6%	30.3%	29.6%
BB or Less	7.4%	7.2%	7.1%	7.5%	4.8%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type

Retail	69.2%	68.6%	68.3%	68.2%	68.1%
Apartments	12.5%	12.3%	11.9%	10.9%	10.6%
Office Buildings	9.2%	9.8%	10.3%	10.7%	11.2%
Warehouses	7.9%	8.2%	8.1%	8.0%	7.8%
Miscellaneous	1.2%	1.1%	1.4%	2.2%	2.3%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$1.9	$1.9	$3.1	$0.0	$0.0
90 Days Past Due	2.6	5.4	5.1	5.4	3.1
Renegotiated Loans	8.3	5.5	5.6	5.6	0.2
Foreclosed Real Estate	4.3	5.0	8.4	1.6	5.1
	$17.1	$17.8	$22.2	$12.6	$8.3

PROTECTIVE LIFE CORPORATION							Draft
Life Marketing and Acquisitions - Quarterly Earnings Trends							7/28/2006
(Dollars in thousands)							Page 7
(Unaudited)
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2005	2005	2005	2006	2006	2005	2006
LIFE MARKETING

REVENUES
Gross Premiums and Policy Fees	$290,333	$297,098	$329,423	$325,364	$335,467	$564,102	$660,831
Reinsurance Ceded	(235,968)	(204,572)	(261,769)	(208,631)	(247,119)	(435,714)	(455,750)
Net Premiums and Policy Fees	54,365	92,526	67,654	116,733	88,348	128,388	205,081
Net investment income	62,541	66,847	71,318	72,853	75,474	123,694	148,327
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	27,107	27,577	27,962	29,339	32,735	55,663	62,074
Total Revenues	144,013	186,950	166,934	218,925	196,557	307,745	415,482

BENEFITS & EXPENSES
Benefits and settlement expenses	72,994	112,119	117,552	135,899	122,432	162,777	258,331
Amortization of deferred policy acquisition costs	21,413	23,831	(7,383)	19,466	1,636	39,240	21,102
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	11,274	12,986	8,591	22,779	21,264	28,255	44,043
Total Benefits and Expenses	105,681	148,936	118,760	178,144	145,332	230,272	323,476

INCOME BEFORE INCOME TAX	$38,332	$38,014	$48,174	$40,781	$51,225	$77,473	$92,006

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$66,104	$64,265	$65,134	$62,986	$63,203	$131,604	$126,189
Reinsurance Ceded	(17,257)	(17,668)	(19,245)	(16,642)	(16,617)	(37,286)	(33,259)
Net Premiums and Policy Fees	48,847	46,597	45,889	46,344	46,586	94,318	92,930
Net investment income	56,099	55,366	55,022	54,490	53,626	112,813	108,116
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	453	251	540	617	293	814	910
Total Revenues	105,399	102,214	101,451	101,451	100,505	207,945	201,956

BENEFITS & EXPENSES
Benefits and settlement expenses	68,784	69,312	69,131	67,454	66,984	135,183	134,438
Amortization of deferred policy acquisition costs	7,185	6,197	6,619	6,335	6,809	14,256	13,144
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	7,957	7,195	7,108	7,756	7,754	15,998	15,510
Total Benefits and Expenses	83,926	82,704	82,858	81,545	81,547	165,437	163,092

INCOME BEFORE INCOME TAX	$21,473	$19,510	$18,593	$19,906	$18,958	$42,508	$38,864

PROTECTIVE LIFE CORPORATION							Draft
Life Marketing and Annuities Data							7/28/2006
(Dollars in thousands)							Page 8
(Unaudited)

	2005	2005	2005	2006	2006	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2005	2006
LIFE MARKETING

SALES BY PRODUCT
Term	$26,861	$27,975	$34,538	$37,476	$35,733	$61,369	$73,209
U/L	41,639	50,308	40,674	31,488	16,109	74,386	47,597
VUL	1,197	1,698	1,432	1,285	1,628	2,335	2,913
Total	$69,697	$79,981	$76,644	$70,249	$53,470	$138,090	$123,719

SALES BY DISTRIBUTION
Brokerage general agents	$29,495	$36,072	$38,836	$38,179	$32,644	$65,667	$70,823
Independent agents	18,815	21,788	17,652	13,800	9,216	36,124	23,016
Stockbrokers/banks	17,936	19,741	15,663	13,567	8,082	30,563	21,649
Direct Response & BOLI	3,451	2,380	4,493	4,703	3,528	5,736	8,231
Total	$69,697	$79,981	$76,644	$70,249	$53,470	$138,090	$123,719

ANNUITIES

SALES
Variable Annuity	$90,329	$74,659	$70,220	$73,731	$81,206	$167,332	$154,937
Immediate Annuity	21,194	25,606	32,653	45,045	49,113	53,670	94,158
Market Value Adjusted Annuity	33,065	23,032	31,644	28,373	58,464	59,548	86,837
Equity Indexed Annuity	6,582	21,188	20,506	18,672	29,002	7,191	47,674
Total	$151,170	$144,485	$155,023	$165,821	$217,785	$287,741	$383,606

PRETAX OPERATING INCOME
Variable Annuity	$4,274	$3,555	$14,440	$5,280	$5,425	$8,009	$10,705
Fixed Annuity	3,871	1,372	357	(539)	725	4,200	186
Total	$8,145	$4,927	$14,797	$4,741	$6,150	$12,209	$10,891

DEPOSIT BALANCE
VA Fixed Annuity	$250,556	$232,578	$226,437	$223,265	$218,951
VA Separate Account Annuity	2,210,639	2,280,264	2,310,117	2,382,736	2,331,932
Sub-total	2,461,195	2,512,842	2,536,554	2,606,001	2,550,883
Fixed Annuity	3,202,752	3,217,052	3,207,784	3,201,516	3,256,655
Total	$5,663,947	$5,729,894	$5,744,338	$5,807,517	$5,807,538

PROTECTIVE LIFE CORPORATION							Draft
Annuities, Stable Value Contracts, and Asset Protection							7/28/2006
Quarterly Earnings Trends (Dollars in thousands)							Page 9
(Unaudited)
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2005	2005	2005	2006	2006	2005	2006
ANNUITIES

REVENUES
Gross Premiums and Policy Fees	$7,866	$8,057	$8,047	$8,144	$8,000	$15,706	$16,144
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	7,866	8,057	8,047	8,144	8,000	15,706	16,144
Net investment income	54,786	54,008	53,756	53,494	54,865	110,936	108,359
RIGL - Derivatives	0	163	(352)	(651)	672	(162)	21
RIGL - All Other Investments	1,474	70	1,812	(90)	1,598	29,098	1,508
Other income	2,264	2,133	1,649	2,899	2,343	3,990	5,242
Total Revenues	66,390	64,431	64,912	63,796	67,478	159,568	131,274

BENEFITS & EXPENSES
Benefits and settlement expenses	48,687	44,596	46,428	47,313	46,883	96,767	94,196
Amortization of deferred policy acquisition costs	3,453	7,663	(3,242)	5,126	7,383	33,091	12,509
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	5,911	7,174	6,170	6,706	7,013	12,257	13,719
Total Benefits and Expenses	58,051	59,433	49,356	59,145	61,279	142,115	120,424

INCOME BEFORE INCOME TAX	8,339	4,998	15,556	4,651	6,199	17,453	10,850

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	0	163	(352)	(651)	672	(162)	21
Add back: Derivative gains related to equity indexed annuities	0	0	(351)	(651)	672	0	21
Less: RIGL - All Other Investments	1,474	70	1,812	(90)	1,598	29,098	1,508
Add back: Related amortization of deferred policy acquisition costs	1,280	162	1,052	0	1,549	23,692	1,549

PRETAX OPERATING INCOME	$8,145	$4,927	$14,797	$4,741	$6,150	$12,209	$10,891

STABLE VALUE CONTRACTS

REVENUES
Gross Premiums and Policy Fees	$-	$-	$-	$-	$-	$-	$-
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	0	0	0	0	0	0	0
Net investment income	76,081	79,118	81,641	82,233	82,350	149,956	164,583
RIGL - Derivatives	(310)	416	(147)	312	98	(18)	410
RIGL - All Other Investments	2,395	884	(19,922)	(5,166)	612	2,722	(4,554)
Other income	0	0	0	0	0	0	0
Total Revenues	78,166	80,418	61,572	77,379	83,060	152,660	160,439

BENEFITS & EXPENSES
Benefits and settlement expenses	60,084	62,747	66,134	67,463	68,415	117,253	135,878
Amortization of deferred policy acquisition costs	1,121	1,240	1,249	1,229	1,136	2,205	2,365
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	1,392	1,388	1,086	1,197	999	2,615	2,196
Total Benefits and Expenses	62,597	65,375	68,469	69,889	70,550	122,073	140,439

INCOME BEFORE INCOME TAX	15,569	15,043	(6,897)	7,490	12,510	30,587	20,000

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(310)	416	(147)	312	98	(18)	410
Less: RIGL-All Other Investments	2,395	884	(19,922)	(5,166)	612	2,722	(4,554)

PRETAX OPERATING INCOME	$13,484	$13,743	$13,172	$12,344	$11,800	$27,883	$24,144

ASSET PROTECTION

REVENUES
Gross Premiums and Policy Fees	$109,846	$106,685	$102,997	$100,690	$100,203	$220,221	$200,893
Reinsurance Ceded	(59,233)	(60,661)	(68,234)	(55,393)	(53,997)	(121,535)	(109,390)
Net Premiums and Policy Fees	50,613	46,024	34,763	45,297	46,206	98,686	91,503
Net investment income	8,602	8,075	8,112	7,808	8,076	16,202	15,884
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	12,732	13,624	10,475	12,044	16,021	22,137	28,065
Total Revenues	71,947	67,723	53,350	65,149	70,303	137,025	135,452

BENEFITS & EXPENSES
Benefits and settlement expenses	29,851	27,560	17,537	22,209	22,870	56,380	45,079
Amortization of deferred policy acquisition costs	17,669	18,052	16,207	16,920	16,321	35,215	33,241
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	18,135	16,009	13,271	17,282	22,208	32,966	39,490
Total Benefits and Expenses	65,655	61,621	47,015	56,411	61,399	124,561	117,810

INCOME BEFORE INCOME TAX	$6,292	$6,102	$6,335	$8,738	$8,904	$12,464	$17,642

PROTECTIVE LIFE CORPORATION							Draft
Stable Value Contracts and Asset Protection Data							7/28/2006
(Dollars in thousands)							Page 10
(Unaudited)

	2005	2005	2005	2006	2006	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2005	2006
STABLE VALUE CONTRACTS

SALES
GIC	$5,000	$20,500	$46,800	$46,200	$111,400	$29,050	$157,600
GFA - Direct Institutional	0	0	100,000	0	0	0	0
GFA - Non-Registered	0	0	0	0	0	0	0
GFA - Registered - Institutional	350,000	300,000	35,000	0	0	700,000	0
GFA - Registered - Retail	96,795	20,790	31,501	40,841	13,078	128,640	53,919
Total	$451,795	$341,290	$213,301	$87,041	$124,478	$857,690	$211,519

DEPOSIT BALANCE
Quarter End Balance	$5,846,120	$5,900,740	$6,057,721	$5,873,092	$5,764,856	$5,846,120	$5,764,856
Average Daily Balance	$5,808,943	$5,973,325	$5,985,502	$5,976,606	$5,853,111	$5,763,519	$5,914,749

OPERATING SPREAD	0.95%	0.94%	0.90%	0.84%	0.82%	0.99%	0.83%

	2005	2005	2005	2006	2006	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2005	2006

ASSET PROTECTION

SALES
Credit	$51,421	$56,749	$50,602	$31,847	$39,952	$101,527	$71,799
Service Contracts	62,437	65,301	53,780	53,717	73,347	109,575	127,064
Other	13,567	14,812	13,776	16,921	22,900	22,642	39,821
Total	$127,425	$136,862	$118,158	$102,485	$136,199	$233,744	$238,684

PROTECTIVE LIFE CORPORATION							Draft
Corporate & Other Segment - Quarterly Earnings Trends							7/28/2006
(Dollars in thousands)							Page 11
(Unaudited)
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2005	2005	2005	2006	2006	2005	2006

REVENUES
Gross Premiums and Policy Fees	$10,494	$10,555	$10,362	$10,510	$9,309	$21,524	$19,819
Reinsurance Ceded	(53)	(18)	(27)	(4)	(7)	(128)	(11)
Net Premiums and Policy Fees	10,441	10,537	10,335	10,506	9,302	21,396	19,808
Net investment income	24,265	43,471	33,441	28,187	26,343	56,726	54,530
RIGL - Derivatives	(25,711)	7,083	(5,655)	13,676	(5,569)	(32,209)	8,107
RIGL - All Other Investments	8,611	2,658	23,533	10,409	12,453	8,538	22,862
Other income	2,949	3,792	3,475	3,637	2,207	7,185	5,844
Total Revenues	20,555	67,541	65,129	66,415	44,736	61,636	111,151

BENEFITS & EXPENSES
Benefits and settlement expenses	11,236	17,031	11,150	9,270	8,353	23,710	17,623
Amortization of deferred policy acquisition costs	1,026	967	985	955	868	2,111	1,823
Amortization of goodwill	0	0	0	0	0	0	0
Other operating expenses	24,856	26,343	29,921	27,099	30,625	50,988	57,724
Total Benefits and Expenses	37,118	44,341	42,056	37,324	39,846	76,809	77,170

INCOME BEFORE INCOME TAX	(16,563)	23,200	23,073	29,091	4,890	(15,173)	33,981

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(25,711)	7,083	(5,655)	13,676	(5,569)	(32,209)	8,107
Less: RIGL-All Other Investments, net of participating income	2,728	2,658	20,732	5,083	4,285	2,655	9,368
Add back: Derivative gains related to corporate debt and investments	2,960	2,777	1,972	1,331	674	6,644	2,005

PRETAX OPERATING INCOME	$9,380	$16,236	$9,968	$11,663	$6,848	$21,025	$18,511